UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 2, 2009

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1
EX-99.1

Item 8.01 Other Events.
On March 6, 2009, Consumers Energy Company (“Consumers”) issued and sold $500,000,000 principal amount of its 6.70% First Mortgage Bonds due 2019, pursuant to an effective shelf Registration Statement on Form S-3 (No 333-153353-03) and a Prospectus Supplement dated March 2, 2009 to a Prospectus dated September 5, 2008. Consumers expects to use the proceeds for general corporate purposes.
This Form 8-K is being filed to file certain documents in connection with that offering as exhibits to the Consumers Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
1.1	Underwriting Agreement dated March 2, 2009 among Consumers and Barclays Capital Inc., J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Comerica Securities, Inc., Greenwich Capital Markets, Inc., KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., Blaylock Robert Van, LLC, Fifth Third Securities, Inc., and The Williams Capital Group, L.P. as underwriters.

4.1	One Hundred Eleventh Supplemental Indenture dated as of March 6, 2009 between Consumers and The Bank of New York Mellon.

4.2	Form of 6.70% First Mortgage Bonds due 2019 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated March 6, 2009, regarding the legality of the First Mortgage Bonds issued by Consumers.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353-03).
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers”) Form 10-K each for the Year Ended December 31, 2008. CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: March 6, 2009	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY
Dated: March 6, 2009	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

1.1	Underwriting Agreement dated March 2, 2009 among Consumers and Barclays Capital Inc., J.P. Morgan Securities Inc., BNP Paribas Securities Corp., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., Comerica Securities, Inc., Greenwich Capital Markets, Inc., KeyBanc Capital Markets Inc., Wedbush Morgan Securities Inc., Blaylock Robert Van, LLC, Fifth Third Securities, Inc., and The Williams Capital Group, L.P. as underwriters.

4.1	One Hundred Eleventh Supplemental Indenture dated as of March 6, 2009 between Consumers and The Bank of New York Mellon.

4.2	Form of 6.70% First Mortgage Bonds due 2019 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of Consumers, dated March 6, 2009, regarding the legality of the First Mortgage Bonds issued by Consumers.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353-03).